SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2004


                           STRUCTURED PRODUCTS CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                             001-31665           13-3692801
 --------                             ---------           ----------
(State or other jurisdiction of      (Commission File    (IRS Employer
 incorporation or organization)       Number)             Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496.
                                                  --------------



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Item 1.   Changes in Control of Registrant.
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          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
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          Not Applicable.

Item 3.   Bankruptcy or Receivership.
-------   ---------------------------
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
-------   ----------------------------------------------
          Not Applicable.

Item 5.   Other Events.
-------   -------------

          The issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.
-------   ---------------------------------------
          Not Applicable.



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Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect   to  the  May  2,  2004
                    Distribution Date for the CAST Step-Up Trust for CIT Group Notes

Item 8.   Change in Fiscal Year
-------   ---------------------
          Not Applicable.

Item 9.   Regulation FD Disclosure
-------   ------------------------
          Not Applicable.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                  By:  /s/ Mark C. Graham
                                                  ------------------------------
                                                  Name:  Mark C. Graham
                                                  Title: Authorized Signatory








May 2, 2004



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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

    1     Trustee's   Report   with   respect   to  the  May  2,  2004        6
          Distribution  Date for the CAST Step-Up  Trust for CIT Group
          Notes



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                                    Exhibit 1


To the Holders of:
CAST Step-Up Trust for CIT Group Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 14835Q AA2
Class B Certificates                       *CUSIP: 14835Q AB0

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for CIT Group Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of May 2, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class           Principal          Interest           Total Distribution
     A               $ 0.000000         $ 3.750000         $ 3.750000
     B               $ 0.000000         $ 0.000000         $ 0.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. The Class A Certificates bear interest at the rate of 4.50% and the Class B Certificates bear interest at a rate of 3.25% during the period ending on the Distribution Date .

4. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5. $33,000,000 aggregate principal amount of CIT Group Inc. 7.75% Senior Notes due April 2, 2012 (the "Term Assets") are held for the above trust.

6.   At the  close  of  business  on  the  Distribution  Date,  33,000  Class  A
     Certificates representing $33,000,000 aggregate Certificate Principal Balance and $33,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7. The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated April 4, 2003 between the Trust and Citigroup Global Markets Limited ( f/k/a Salomon Brothers International Limited) (collectively the "Swap"), is $33,000,000. Payment of the obligations of Citigroup Global Markets Limited under the Swap is guaranteed by Citigroup Global Markets Holdings Inc. (f/k/a Salomon Smith Barney Holdings Inc.) under a Guarantee Agreement dated April 4, 2003.

8. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.




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